                                                                   Exhibit 10.75

                                                           Lease and Cooperation
                                                                   Agreement

       Sen jalkeen kun Suomen Polystyreeni Tehdas OY/Finska Polystyren Fabriken AB on paattanyt ryhtya valmistamaan polystyreenia ja vastaavia tuotteita tata tarkoitusta varten rakennettavassa tehtaassa ja sen jalkeen kun Kokemaen kunta on selittanyt olevansa valmis asettamaan kaytettavaksi tehdastontin seka rakennuttamaan tehdasrakennuksen hankkiaksensa teollisuuta Kokemaen kuntaan seka lisatakseen tyonsaannin mahdollisuutta kunnassa on yhtion ja kunnan kesken solmittu seuraava

                         Vuokra- ja yhteistoimintasopimus
                         --------------------------------

1. Sopijapuolet:
   ------------
       Suomen Polystyreeni Tehdas OY/Finska Polystyren Fabriken AB, alempana sanottu Vuokralaiseksi
       Kokemaen kunta, alempana sanottu Vuokranantajaksi.

2. Sopimuksen kohde:
   ----------------
       Ensimmaisessa rakennusvaiheessa:
       a)  tehdastontti I, alaltaan n. 30 000 m2 oheisen kartan mukaan,
       b) tehdasrakennus I, tilavuudeltaan n. 7 000 m3, joka rakennetaan tontille I allaolevan kohdan 3 d) mukaisesti.

       Toisessa rakennusvaiheessa:
       c)  tehdastontti II, alaltaan n. 30 000 m2 oheisen kartan mukaan
       d) tehdasrakennus II, tilavuudeltaan n. 7 000 m3, joka rakennetaan tontille I tai II allaolevan kohdan 3 e) mukaisesti.

       Toinen vaihe alkaa Vuokralaisen maaraamana ajankohtana, kuitenkin aikaisintaan 1.1.1973 ja viimeisuaan 3 vouoden kuluttua sen jalkeen kun tehdasrakennus I on luovutettu Vuokralaiselle.

3. Vuokranantajan Velvoitteet:
   --------------------------
       Vuokranantaja sitoutuu omalla kustannuksellaan
       a) hoitamaan suunnittelun, konstruktiopiirustukset ja rakenne yksityiskohdat Vuokralaisen antamien alempana 4 kohdassa mainittujen tietojen perusteella ja Vuokralaisen ohjeiden mukaisesti,
       b) hankkimaan tarvittavat luvat rakennuksia, teita, johtoja, yms.
          varten,
       c) hankkimaan urakkatarjouksia, joihin Vuokranantaja ja Vuokralainen yhdessa maaraavat kantansa,
       d) suorittamaan ja 7 kuukauden kuluessa siita kun rakennuslupa on saatu saattamaan loppuun seuraavat tyot:
          - 7 000 m3 suuruisen tehdasrakennuksen rakentaminen tontille I
          - saostusaltaan seka perustuksien rakentaminen sellaisia siiloja ja sailioita varten, jotka Vuokralainen aikoo sijoittaa tontille I ja/tai II,
          - tarpeellisten raskasta liikennetta kestavien teiden rakentaminen tonteille, mitka tiet liitetaan tonttien ulkopuolella olevaan tieverkostoon, seka muun tarpeellisen kunnallistekniikan hoitaminen,
          - Vuokralaisen teollista toimintaa varten mitoitettujen viemari-ja vesijohtojen seka sahkojohtojen rakentaminen ja kytkeminen rakennuksiin, joilloin on vedettava syottojohto muuntajaan seka muuntajasta rakennuksiin,
          - Rakennusten varustaminen Vuokralaisen teollista toimintaa vastaavasti mitoitetuin LVI-ja sahkoasennuksin,
       e) toisessa rakennusvaiheessa ryhtymaan kaikkiin kohtien a-c mukaisiin toimenpiteisiin seka 7 kuukauden kuluessa siita, kun rakennuslupa on saatu, saatamaan loppuun tehdasrakennus II:n rakentamisen tonteille I ja/tai II samoin kuin muut kohdassa d) luetellut tyot siina laajuudessa kun tahan tehdasrakennukseen liittyva rakennussuunitelma sen edellyttaa,

       f) alempana 6 kohdassa mainitun vuokra-ajan alkaessa vuokraamaan Vuokralaiselle ja asettamaan hanen kagtettavakseen kaikki ylempana kohdissa d) ja e) mainitut rakennukset ja laitteet,

       g) saattamaan vuokratut rakennukset mahdollisimman nopeasti sopimuksenmukaiseen kuntoon siina tapauksessa, etta ne kokonaan tai osaksi tuhoutuvat palon tai muun syyn johdosta, jolloin Vuokranantaja saa kayttaa alempana kohdassa 4 mainitun palovakuutuksen perusteella nostettavissa olevan korvauksen,

       h) myotavaikuttamaan siihen etta Vuokralaisen palveluksessa olevien henkiloiden kaytettaviksi voidaan naapuristossa asettaa asuntoja kaypaa vuokraa vastaan.

4. Vuokralaisen Velvoitteet:
   ------------------------
       Vuokralaisen tulee mahdollisimman pian antaa Vuokranantajalle tietoja rakennusten mitoista, lattia-, palkisto ja perustakuormituksista, eristyksesta, aukoista, valaistuksesta ja ilmanvaihdosta niin etta Vuokranantaja naiden perusteella pystyy hoitamaan suunnittelua, konstruktiopiirustuksia ja rakenneyksityiskohtia.

       Kun alempana 6 kohdassa mainittu vuokra-aika on alkanut, tulee
       Vuokralaisen
          - maksaa alempana 5 kohdassa mainittu vuokra seka omalla kustannuksellaan
          - huolehtia vuokrattujen rakennusten tavanmukaisesta hoidosta
          - huolehtia siita, etta rakennukset ovat palovakuutetut summasta, joka vastaa niiden jalleenrakennusarvoa.

5.  Vuokra
    ------
       Vuokran maaraamiseksi tulee sopijapuolten puheenalaisten rakennusten valmistuttua yhdessa todeta niiden Vuokranantajan suorittamien tarpeellisten rakennuskustannusten maara, jonka Vuokranantaja on suorittanut sopimuspuolten yhteisesti hyvaksyman rakennusohjelman puitteissa, niihin mukaanluettuna suunittelutoiden seka siilojen ja sailioiden ym. perustoiden aiheuttamat kustannukset samoin kuin yksinomaan Vuokralaisen tarvetta palvelevien teiden ja Vuokralaisen kayttoa varten vedettavien johtojen rakennuskustannukset, sahko- ja vesijohtojen pakolliset liittymismaksut seka muut tahan verrattavat, tasta sopimuksesta aiheutuvat kustannukset.

       Vuokran maara on kuusi ( 6) prosenttia vuodessa edellaolevan mukaisesti lasketuista rakennuskustannuksista.

       Vuokra juoksee 6 kohdassa mainitun vuokra-ajan alkamisesta ja maksetaan puolivuosittain etukateen, ensimmaisen kerran sen kalenteri-puolivuoden loppuun asti, minka aikana vuokra-aika on alkanut.

6.   Vuokra-aika
----------------

       Vuokra-aika lasketaan kunkin rakennusvaiheen osalta erikseen ja alkaa silloin kuin kaikki puheenalaiseen rakennusvaiheeseen liittyvat rakennukset ja laitteet sopimuksen mukaisessa kunnossa luovutetaan Vuokralaiselle. Vuokra-aika jatkuu tasta paivasta viisi vuotta.

       Sopijapuolet ovat sopineet, etta tama aika automaattisesti pidennetaan kahdeksikymmeneksi vuodeksi, kun Vuokralainen on saanut ulkomaalaisten ja eraiden yhteisojen oikeudesta omistaa ja hallita kiinteaa omaisuutta
       28.7.1939 annetun 1 S:ssa mainitun luvan.

       Vuokralainen sitoutuu valittomasti Valtioneuvostolta hakemaan tallaista lupaa.

       Ellei sopimusta irtisanota viimeistaan vuosi ennen sen paattymista se jatkuu automaattisesti viisi vuotta kerrallaan.

       Vuokralainen voi saada sopimuksen puretuksi aikaisemmin
          - jos Valtioneuvosto hylkaa hanen ylempana tassa kohdassa mainitun hakemuksensa
          - jos Vesihallitus hylkaa Vuokralaisen jatevetta koskevan hakemuksen
          - jos Vuokralaisen toiminta kokonaan tai oleellisin osin pysyvasti estetaan johtuen lainsaadannon tai viranomaisten maaraysten muuttumisesta, tai siita etta viranomaisten asen noituminen muuttuu jossakin kysymyksessa, josta Vuokralaisen toiminta on riippuvainen tai muista ulkonaisista seikoista Vuokralaisen vaikutusvallan ulkopuolella, ei kuitenkaan seikoista, jotka aiheutuvat kilpailusta tai muista samankaltaisista toiminnan kannattavuuteen liittyvista seikoista.

       Naissa tapauksissa lakkaa sopimus kolme kuukautta sen jalkeen, kun Vuokralainen on ilmoittanut asiasta Vuokranantajalle.

       Vuokranantaja voi saada sopimuksen puretuksi ennen vuokra-ajan paatttymista, jos Vuokralainen lakkaa harjoittamasta teollista toimintaa kiinteistolla. Tallaisessa tapauksessa on Vuokranantajan kirjallisesti huomautetttava asiasta Vuokralaiselle. Ellei Vuokralainen 12 kuukauden kuluttua tasta lukien ole jalleeen ryhtynyt toimintaan tai saman ajan kuluessa ole asettanut toista tilalleen harjoittamann samanlaista toiminta kiineistolla taikka ilmoittanut olevansa valmis ostamaan kiinteiston allaolevan kohdan 9 mukaan, lakkaa sopimus ko. 12 kuukauden jakson mentya umpeen.

       Vuokra-ajan paatyttya luovutetaan vuokratut rakennuksen Vuokranantajalle siina kunnossa missa ne luovutushetkella ovat edellyttaen, etta Vuokranantaja maksaa Vuokralaiselle sen velan, joka on saattanut syntya taman sopimuksen 7 kohdan puitteissa.

       Vuokralainen on oikeutettu kiinteistolta viemaan pois kaiken sen omaisuuden, minka han on sinne tuonut siinakin tapauksesssa etta se on kiinteasti asennettu maahan tai rakennukseen.

7.  Lisarakennukset ja muutokset
    ----------------------------
       Jos Vuokralainen vuokra-aikana haluaa, etta kiinteistolla tulisi suorittaa lisarakennus-tai muutostoita, on taman ilmoitettave tasta Vuokranantajalle ja antaa Vuokranantajalle samanlaatuisia tietoja kuin ylempana kohdassa 4 mainitaan.

       Vuokranantajan tulee viipymatta suorittaa nama tyot, mutta Vuokralaisen on asetettava Vuokranantajan kayttoon rakennuskustannusten peittamiseksi tarvittavat varat.

       Ennen toiden aloittamista tulee sopijapuolten todeta, jos ja missa maarin puheenalaiset rakennustyot korottavat kiinteistojen myyntiarvoa. Taten ehka todettua arvonnousua vastaava osa Vuokralaisen suorittamista kustannuksista on kirjattava Vuokranantajan velkana Vuokralaiselle maksettavaksi sopimusten lakattua. Talle velalle maksetaan 6 prosentin korko, joka kompensoidaan vastaavalla vuokran korotuksella. - Se osa kustannuksista, joka ei voida katsoa nostavan rakennuksen myyntiarvoa kuuluu, kuten edella on sanottu, myos Vuokralaisen maksettaviin, mutta se ei anna Vuokralaiselle paaoma-tai korkovaatimuksia Vuokranantajan suhteen. Tasta seuraa, ettei tama osa rakennuskustannuksista aiheuta vuokran korotustakaan.

8.  Optio-oikeus
    ------------

       Vuokralainen on oikeutettu milloin tahansa sopimuksen voimassaoloaikana lunastaa tontit niilla lunastushetkella olevine rakennuksineen ja muine Vuokranantajan omistamine laitteineen.

       Tonttien hinta on talloin 50 pennia neliometrilta, mita hintaa jos lunastus tapahtuu 31 joulukuuta 1972 jalkeen, on korotettava yhta monella prosentilla kuin samanarvoisen tonttimaan kaypa hinta Kokemaella on noussut helmikuusta 1971 lukien.

       Rakennusten hintana in niiden hankintahinta, maaratty edellaolevan 5 kohdan mukaan.

       Tallainen kiinteison lunastamisesta tehty sopimus on alistetttava Valtioneuvostolle siina mielessa kuin mainitaan laissa 28.7.1939 annetussa laissa ulkomaalaisten ja eraiden yhteisojen oikeudesta omistaa ja hallita kiinteaa omaisuutta.

       Hinta maksetaan kateisella, kun Valtioneuvoston suostumus on saatu. Vuokranmaksuvelvollisuus lakkaa samana paivana, niin myos kaikki muut tahan sopimukseen perustuvat oikeudet ja velvoitteet.

9.   Vuokraoikeuden Siirtaminen
     --------------------------
       Vuokralaisella on oikeus milloin tahansa vuokra-aikana antaa koko kiinteiston tai osan siita rakennuksineen vuokralle tai asettaa tilalleen toisen vuokralaisen, joka aikoo harjoittaa teollista toimintaa kiinteistolla, edellyttaen, etta Vuokralainen edelleen vastaaa vuokran maksamisesta Vuokranantajalle, ellei toisin ole sovittu. Edelleen on Vuokralaisella oikeus toiselle luovuttaaa sopimuken 9 kohdan mukainen optio-oikeus. Tallainen vuokralle antaminen tai oikeuden siirtaminen on alis tettava Vuokranantajan vahvistettavaksi. Vahvistamista ei kuitenkaan voi evata ilman asiallisesti patevaa syyta.

10.  Valimieslauseke
     ---------------
       Jokainen sopijapuolten valinen kiistakysymys, joka koskee taman sopimuksen rakennetta, tarkoitusta tai taytantoonpanoa tai sopijapuolten taman sopimuksen mukaisia oikeuksia tai velvoitteita tai mika muu tahansa kiista, joka johtuu sopimuksesta tai liittyy siihen on ratkaistava valimiesmenettelysta Suomessa Suomen lain mukaan. Valimiehia tulee olla kolme, joista kumpikin sopijapuoli valitsee yhden valimiehen ja kolmannen (jonka tulee toimia puheenjohtajana) valitsevat molemmat ensinmainitut valimiehet yhdessa.

       Mikali toinen sopijapuoli ei kohtuullisen ajan kuluessa valitse omaa valitysmiestaan, asettaa sellaisen Keskuskauppakamari valimiesmenettelya vaatineen sopijapuolen kehotuksesta. Sama koskee puheenjohtajan maaraamista, elleivat valimiehet ole voineet kohtuullisen ajan kuluessa sopia puheenjohtajan valitsemisesta.

       Vahvistamme taten edellaolevan sopimuksen sisallon ja sitoudumme taten puolin ja toisin tayttamaan sopimuksen ehdot ja maaraykset.

                        Kokemaella, helmikuun 27 paivana 1971

       Kokemaen kunnan puolesta:

       Ilmari Rantanen
       Kunnanjohtaja                Toini Napi
                                    Kunnansihteeri


       SUOMEN POLYSTYREENI TEHDAS OY

       [SIGNATURE]
       -----------------------------
       Stig Brunow


       FINSKA POLYSTYREN FABRIKEN AB

       [SIGNATURE]
       -----------------------------
       T. Kjellman

                                                           Lease and Cooperation
                                                                Agreement


After Suomen Polystyreeni Tehdas Oy/Finska Polystyren Fabriken AB has decided to start manufacturing polystyrene and other like materials in a factory to be built for this purpose and after Kokemaki Borough has declared that it will be ready to provide an industrial lot for use and build an industrial building in order to bring industry to Kokemaki Borough and to promote work opportunities in the borough, the company and the borough have concluded the following

                        Lease and Cooperation Agreement
                        -------------------------------
1.  Parties:
    -------
            Suomen Polystryreeni Tehdas Oy/Finska Polystyren Fabriken AB, hereafter Tenant
            Borough of Kokemaki, hereafter Lessor.

2.  Subject of Agreement:
    --------------------
            In first construction stage:
            a)  industrial lot I, area ca. 30,000 m/2/ per attached map,
            b) industrial building I, volume ca. 7,000 m/3/, to be built on lot I according to item 3d) below. [handwritten: 10,495]

            In second construction stage:
            c)  industrial lot II, area ca. 30,000 m/2/ per attached map,
            d) industrial building II, volume ca. 7,000 m/3/, to be built on lot I or II according to item 3e) below.

            The second stage begins when determined by Tenant, but no earlier than 1/1/1973 and no later than 3 years after industrial building I has been transferred to Tenant.

3.  Lessor's obligations:
    --------------------
            Lessor undertakes at its own cost
            a) to take care of planning, construction drawings and details of construction according to Tenant-supplied information, mentioned in item 4 below, and according to Tenant's instructions,

            b) to obtain necessary permissions for buildings, roads, wiring, etc.,
            c) to obtain contract bids, the acceptance of which is decided jointly by Lessor and Tenant,
            d) to begin, and, within 7 months of obtaining building permit, complete the following tasks:
                - construct a 7,000 m/3/ industrial building on lot I
                - construct a sedimentation pool and foundations for such silos and tanks that Tenant plans to place on lot I and/or II,
                - construct roads intended for heavy traffic on the lots, said roads being joined with exterior road network, and to provide other necessary municipal engineering,
                - construct sewers and water mains along with electrical wiring and connections to buildings in scale of Tenant's needs, which means bringing a supply line to the transformer and from the transformer to the buildings,
                - equip the buildings with heating, plumbing and air
                  conditioning that meets Tenant's needs for industrial operation,
            e) in the second building stage, to begin all actions needed in items a-c, and of obtaining the building permit, to complete construction of industrial building II on lots I and/or II, as well as other tasks mentioned in item d) commensurate to the specifications of this industrial building,
            f) at the beginning of the lease period mentioned below in item 6, to rent to Tenant and to transfer to Tenant's use all buildings and equipment, mentioned above in items d) and e)
            g) to bring all leased buildings as quickly as possible to agreed condition in the event that they should wholly or partly be destroyed because of fire or for another reason, in which case Lessor may use the fire insurance compensation, mentioned below in item 4,

            h) to assist Tenant's employees to obtain housing in the neighborhood at normal rents.

4.  Tenant's obligations:
    --------------------
            As soon as is possible, Tenant must give Lessor information about the building's measurements, loads on floors, joists and foundation, insulation, openings, lighting, and ventilation so that Lessor will be able to use the information for planning, construction specifications and building details. When the rental period, mentioned below in item 6, has begun, Tenant is obligated to
            - pay rent mentioned below in item 5, and at Tenant's own cost
            - maintain the leased buildings in usual manner
            - make sure that the buildings carry fire insurance at an amount equal to their reconstruction value.

5.  Rent
    ----
            In order to determine the rent, the parties shall, after the buildings in this discussion have been completed, jointly ascertain the necessary construction costs incurred and paid out by Lessor according to the jointly approved construction program, including the planning costs and the costs for silos and tanks and other basic costs as well as the costs of roads and wiring solely for Tenant's use, compulsory connection costs for wiring and plumbing and other similar costs resulting from this agreement.

            The rent is six (6) percent annually calculated from above presented construction costs.

            The rent is paid starting from the rental period mentioned in item 6, and it will be paid every half-year beforehand, first payment to end of the calendar year during which the rental period started.

6.  Rental period
    -------------
            The rental period is calculated separately for each construction
                                            --------------------------------
            stage, and it will start when all said buildings and equipment in
            -----
            the construction stage under this discussion are transferred to Tenant. The rental period continues for five years from this date.
                                                --------------
            [handwritten:] 1973

            The parties have agreed that this period is automatically extended to twenty years once Tenant has obtained the permission to own and
               ------------
            manage real property as decreed in (S)1 of the 7/28/1939 law, which concerns foreigners and certain corporations.

            Tenant promises immediately to apply for such permission from the Cabinet (Valtioneuvosto).
            Unless a termination notice is given at least one year before the ending date of the agreement, the agreement continues automatically five years at a time.

            Tenant may terminate the agreement earlier
            - if the Cabinet rejects the above mentioned application from Tenant
            - if the National Water Board rejects Tenant's application concerning waste water
            - if Tenant's operations are wholly or essentially and permanently prevented because of legislation, or because the authorities have assumed a different position in matters upon which the Tenant's operation depends, or for other reasons outside of Tenant's influence, but not in the event of conditions caused by competition or other similar matters pertaining to profitability of operation.
            In these cases the agreement terminates three months after Tenant has informed Lessor of the matter.

            Lessor may terminate the agreement before the end of lease period, if Tenant ceases industrial operations on the property. In such a case Tenant must give a written notice to Lessor. If Tenant has not resumed operations within 12 months thereafter or within the same period has not replaced someone else to continue industrial operations on the property, or has informed to be ready to buy the property according to item 9 below, the agreement will be terminated after the said 12 month period has ended.
            After the rental period, the rented buildings are transferred back to Lessor in the same condition they were in when received, provided that Lessor pays Tenant the loan that may have been incurred within item 7 of this agreement.
            Tenant has the right to remove all items brought to property by Tenant, even if such items are fixed to the ground or to the building.

7.  Additional buildings and changes
    --------------------------------
            If Tenant wishes additional buildings or changes during the rental period, Tenant should communicate this to Lessor and provide Lessor with the same kind of information as mentioned in item 4 above. Lessor shall perform this work immediately, but Tenant must provide Lessor with the funds needed to cover the construction costs.
            Before starting the work, the parties must ascertain if and to what degree the said construction raises the property value. The possible additional value is to be credited as Lessor's debt to Tenant, to be paid back after termination of the agreement. Interest at six percent is to be paid on this debt, which will be compensated by equivalent raise in rent. The portion of costs not considered to raise the selling price of the building is included, as stated before, in payments by Tenant, but it does not entitle the Tenant to receive any capital or interest compensation from the Lessor. Therefore, this part of the construction costs does not result in any raises in rent.

8.  Option right
    ------------
            At any time while the agreement is in effect, Tenant has the right to redeem the lots including the existing buildings and other equipment owned by Lessor at redemption date.

            Lots are at that time priced at 50 pennies per square meter, which, if the redemption takes place after December 31, 1972, will be raised by the same percentage as similar land properties have risen at Kokemaki since February 1971.
            The prices of the buildings equal their construction cost, determined in item 3 above.
            This kind of agreement on redemption of property must be subjected to Cabinet approval as decreed in (S)1 of the 7/28/1939 law, which concerns the rights of foreigners and certain corporations to own and manage real property.
            The price is to be paid in cash after the Cabinet approval has been obtained.
            Rent obligation ends on the same date, along with other rights and obligations based on this agreement.

9.  Transfer of lease rights
    ------------------------
            Tenant has a right, at any time while the agreement is in effect, to rent all or part of the property, including the buildings, or to substitute another tenant who intends to continue industrial operations on the property, provided that Tenant continues to be responsible for paying rent to Lessor, unless otherwise agreed. Further, Tenant has a right to transfer the option right as described in item 9 of the agreement. This kind of subletting or rights transfer must be subjected to Lessor for confirmation. The confirmation cannot, however, be rejected without a valid reason.

10. Arbitration clause
    ------------------
            Every dispute between the parties concerning the structure, purpose or execution of this agreement, or the rights or obligations of the parties according to this agreement, or any other dispute arising from this agreement or connected with it must be solved through arbitration in Finland, according to the laws of Finland. Three arbiters are needed, each party selecting one, the third one (who is to act as the chairperson) being elected by the other two arbiters together.

            If the other party does not within a reasonable time select an arbiter, the Central Chamber of Commerce will appoint one at the behest of the party demanding arbitration. The same applies for determining the chairperson, if the arbiters have not been able to agree on the chairperson within a reasonable amount of time.

            We hereby confirm the contents of the previous agreement and we commit ourselves to meet the terms and conditions of this agreement.

                                At Kokemaki on February 27, 1971

            On behalf of Kokemaki Borough:

            [signature][stamp]
            Ilmari Rantanen             [signature]
            Borough Mayor               Toini Napi
                                        Borough Secretary

SUOMEN POYSTYREENI TEHDAS OY
FINSKA POLYSTYREN FABRIKEN AB



[signature]              [signature]
Stig Brunow              T. Kjellman

                                  Lisasopimus

1.  Sopijapuolet
----------------
       Suomen Polystyreeni Tehdas Oy/Finska Polystyren Fabriken Ab, alempana sanottu vuokralaiseksi seka Kokemaen kauppala, alempana sanottu vuokranantajtaksi.

2.  Sopimuksen peruste
---------------------
       Tama lisasopimus liittyy sopijapuolten kesken 27.2.1971 allekirjoitettuun Vuokra-ja yhteistoimintasopimukseen, erityisesti sen kohtaan 7. Lisarakennukset ja muutokset.

3.  Sopimuksen Kohde
--------------------
       Taman lisasopimuksen puitteissa on vuokranantaja rakennuttanut vuokralaisen kayttoon lisarakennuksen edella mainitussa Vuokra- ja yhteistoimintasopimuksessa mainitulle tontille vuokralaisen hankkkimien piirustusten ja tyoselitysten seka rakennuslupapaatoksen mukaisesti. Tama lisarakennus on valmistunut ja luovutettu vuokralaisen kayttoon 1.6.1976.

4.  Rahoitus
------------
       Vuokra- ja yhteistoimintasopimuksen 7 kohdassa vahvistettuja periaatteita noudattaen on rakennusen rahoitus hoidettu seuraavasti:
       Rakennuskustannukset, joiden kokonaismaaran sopijapuolet puolin ja toisin ovat todeneet nouseen 475.000 markkkaan, on maksettu vuokralaisen hankkimilla ja vuokranantajalle luovuttamilla lainaveroilla, jotka kirjataan vuokranantajan velaksi vuokraajalle yhta pitkaksi aikaa kuin vuokrasuhde alempana 7 kohdassa mainitut maaraykset huomioonottaen kestaa.

5.  Lainan korko ja takaisinmaksu
---------------------------------
       Edella mainitusta 475.000 markan suuruisesta lainasta lasketaan 1.6.1971 alkaen vuotuista korkoa Vuokra- ja yhteistoimintasopimuksen 7 kohdan maaraysten mukaisesti kymmenen ja yhden neljasosa (10 1/4) prosentin mukaan eli mk 48.687,50.

       Niin kauan kuin sopijapuolten valinen vuokrasuhde jatkuu, vuokralainen suorittaa vuokranantajalle koron eraantymispaivana vuokrana askenmainitun maaran eli mk 48.687,50 vuodessa.

       Jos korkokanta sopimuksen kestaessa syysta tai toiseta muuttuu, tarkistetaan vuokra vastaavasti.

       Lainan paaoman edellytetaan eraantyvan maksettavaksi vuokralaisen lunastattaessa taman sopimuksen kohteena olevan lisarakennuksen siten kun alempana 7 kohdassa mainitaan, jolloin rakennuksen kauppahinta kuittautuu lainan maaraa vastaan. - Ellei lunastus toteudu, eraantyy laina lunastusajan pattyessa.

6.  Vuokranantajan takaus
-------------------------
       Sopijapuolten kesken tehdyn sopimuksen mukaisesti vuokralainen on ottanut edella 4 kohdassa mainitut lainavarat lainana Elakevakuutusyhtio Kalervolta. Taman vuokralaisen saaman lainan vakuudeksi on vuokranantaja antanut takauksen, minka takauksen vuokranantaja tarpeen vaatiessa pdentaa olemaan voimassa kunnes laina 5 kohdan mukaisesti eraantyy.

7.  Tehdaskiinteiston lunastaminen
----------------------------------
       Taman lisasopimuksen kohteena oleva rakennus in soveltuvin osin samojen vuokra- ja lunastussaantojan alainen kuin Vuokra- ja yhteistoimintasopimuksen 8 kohdassa ("Optio-oikeus") mainitut rakennukset. Viimeiksimainitun sopimuksen ja taman lisasopimuksen maaraykset on tulkittava siten, etta lunastusoikeutta harjoitettaessa in vuokralainen velvollinen lunastamaan kaikki vuokraamansa rakennukset yhdella kertaa Vuokra- ja yhteistoimintasopimuksen aika- ja muita maarayksia noudattaen.

8.  Muut maaraykset
-------------------
       Tahan lisasopimukseen sovelletaan soveltuvin osin Vuokra- ja yhteistoimintasopimuksen maaraykset, niiden joukossa myos valimieslauseke.

Tata lisasopimusta on laadittu kaksi yhtapitavaa kappaletta, toinen vuokranrantajalle ja toinen vuokralaiselle.

          Kokemaella, lokakuun 13 paivana 1976

Kokemaen kauppalan puolesta

Kauppalanjohtaja Ilmari Rantanen

Hallintopaallikko Martti Jalkanen


                         Helsingissa, elokuun 30 paivana 1976

                         Suomen Polystyreeni Tehdas Oy/
                         Finska Polystyren Fabriken Ab


                         Stig Brunow     Kaj-Kristian Eskelin

                                                                       16.X.1976


                                  Subcontract

1.  Parties
-----------
       Suomen Polystyreeni Tehdas Oy/Finska Polystyren Fabriken Ab, hereafter Tenant, and Borough of Kokemaki, hereafter Lessor.

2.  Basis for Agreement
-----------------------
       This subcontract is related to the Lease and Cooperation Agreement signed on 2/27/1971 by the parties, especially to its item 7, Additional buildings and changes.

3.  Subject of Agreement
------------------------
       As per this subcontract, Lessor will have built for Tenant's use an additional building on the property mentioned in the previously mentioned Lease and Cooperation Agreement, according to jointly approved plans and specifications as well as building permit decisions. The additional building is finished and released to Tenant's use on 6/1/1976.

4.  Financing
-------------
       Conforming to the principles confirmed in item 7 of the Lease and Cooperation Agreement, the building has been financed as follows: The building costs, whose total amount the parties have mutually ascertained as 475,000 marks, have been paid with loans procured by tenant and released to Lessor's use, said funds being recorded as Lessor's debt to Tenant as long as the lease agreement is in effect, according to the stipulations in item 7 below.

5.  Interest on loan and installments
-------------------------------------
       Annual interest on the previously mentioned loan of 475,000 marks will be collected as of 6/1/1976, according to item 7 in the Lease and Cooperation Agreement and at ten and one quarter (10 1/4) percent, which comes to 48,687.50.
       While the lease agreement between the parties remains in effect, Tenant will pay Lessor the previously mentioned amount, 48,687.50, as rent on the interest due date.
       If for some reason the interest rates change while the agreement is in effect, rent will be adjusted accordingly.
       The principal of the loan is expected to fall due when Tenant redeems the additional building referred to in this contract, as mentioned in item 7 below, at which time the sale price of the building is set off against the amount of the loan. If redemption does not take place, the loan falls due at redemption due date.

6.  Security by Lessor
----------------------
       According to the agreement between the parties, Tenant has obtained the loan funds, mentioned in item 4 above, from Elakevakuutusyhtio Kalervolta (life insurance company). As protection against this loan received by Tenant, Lessor has given a security, which Lessor continues in effect as needed until the loan is due, according to item 5.

7.  Redemption of the factory property
--------------------------------------
       Where applicable, the building which is subject to this subcontract is under the same lease and redemption rules as the buildings mentioned in item 8 ("Option Rights") of the Lease and Cooperation Agreement. The rules in the previously mentioned agreement along with those in this subcontract are to be interpreted so that Tenant, when using the Option, is obligated to redeem all of the buildings rented by Tenant simultaneously, according to the stipulations that concern time and other matters in the Lease and Cooperation Agreement.

8.  Other stipulations
----------------------
       As applicable, this subcontract is subject to the rules in the Lease and Cooperation Agreement, including the arbitration clause.

       This subcontract has been made in two identical copies, one to Lessor and one to Tenant.
                                                    Kokemaki on October 13, 1976

       On behalf of Kokemaki Borough:
                                [signature]                    [stamp]
       Borough Mayor            Ilmari Rantanen
                                [signature]
       Administrative Manager  Martti Jalkanen



                                    Helsinki, on August 30, 1976

                                    Suomen Polystyreeni Tehdas Oy/
                                    Finska Polystyren Fabriken Ab

                                    [signature]  [signature]
                                    Stig Brunow  Kaj-Kristian Eskelin

LISASOPIMUS II


1.  Sopijapuolet       Kokemaen kaupungissa kotipaikan omaava Suomen
----------------       Polystyreeni Tehdas Oy/Finska Polystyren Fabriken Ab,
                       Alempana sanottu vuokralaiseksi, seka Kokemaen kaupunki, alempana sanottu vuokranantajaksi.

2.  Sopimuksen peruste
----------------------
                       Tama lisasopimus II liittyy sopijapuolten kesken
                       27.2.1971 allekirjoitettuun Vuokra-ja
                       yhteistoimintasopimukseen, erityisesti sen kohtaan 7. Lisarakennukset ja muutokset.

3.  Sopimuksen kohde
--------------------
                       Taman lisasopimuksen puitteissa vuokranantaja rakennuttaa vuokralaisen kayttoon toimistorakennuksen laajennuksen yhteisesti hyvaksyttyjen piirustusten ja tyoselitysten seka rakennuslupapaatoksen mukaisesti. Rakennustyot aloitetaan huhtikuussa 1981 ja laajennustyo tulee olla valmis 31.10.1981 mennessa.

4.  Kustannukset       Rakennuskustannusten, jotka on arvioitu
----------------       kolmeksisadaksiviideksikymmeneksi tuhanneksi (350 000)
                       markaksi, lopullinen maara todetaan yhteisesti rakennusten valmistuttua viimestaan kolmen (3) kuukauden kuluessa lopputarkastuksesta.

                       Vuokra-ja yhteistoimintasopimuksen 7 kohdan 3 momentissa tarkoitettujen kustannusten, jotka eivat korota kiinteisojen myyntiarvoa, osuudeksi on todettu kolmekymmenta (30) prosenttia rakennustyon kokonaiskustannuksista.

5.  Rahoitus ja vuokra
----------------------

                       Rakennustyo rahoitetaan Keskinainen yhtio
                       Teollisuusvakuutuksen vuokranantajalle myontamalla lainalla, jonka korko on talla hetkella 10.25%.

                       Edella 4. kohdassa tarkoitettujen kiinteiston arvoa korottatattomien kustannusten
                       (30% kokonaiskustannuksista) rahoittamiseen kaytetyn lainan osalta maksaa vuokralainen koron ja lyhennykset vuokranantajalle edella tarkoitetun lainan lyhennysten ja koron eraantymispaivana.

                       Vuokranantajalla on oikeus peria edella tarkoitetusta lainasta maksamaansa luottovarausprovisio, leimavero ja toimitusmaksut vuokralaiselta.

                       Vuokranantaja perii laajennusosasta vuosittain vuokran, jonka maara saadaan kertomalla kiinteiston arvoa korottavat rakennuskustannukset rahoitukseen kaytetyn lainan korkoprosetilla.

                       Sen jalkeen, kun laina on tullut kokonaan maksetuksi, kaytetaan vuokran laskemisesta sita korkoprosenttia, joka oli voimassa viimeista lainalyhennysta suoritettaessa. Niin kauan kun sopijapuolten valinen vuokrasuhde jatkuu, vuokralainen suorittaa vuokrananajalle vuokran edella tarkoitetun lainan koron eraantymispaivana ja lainan tultua maksetuksi aina vuoden kuluttua edellisesta vuokran eraaantymispaivasta.

                       Siina tapauksessa, etta vuokralainen kayttaa Vuokra-ja yhteistoimintasopimuksen 8. kohdassa tarkoitettua optio-oikeutta, eraantyy viela maksamatta oleva osa taman kohdan toisen momentin tarkoittamasta vuokralaisen maksettavasta lainaosuudesta valittomasti.

6.  Tehdaskiinteiston lunastaminen
----------------------------------
                       Taman lisasopimuksen kohteena oleva rakennus on soveltuvin osin samojen vuokra-ja lunastussaantojen alainen kuin Vuokra-ja yhteistoimintasopimuksen 8. kohdassa (Optio-oikeus) mainitut rakennukset. Viimeiksimainitun sopimuksen ja taman lisasopimuksen maaraykset on tulkittava siten, etta lunastusoikeutta harjoitettaessa in vuokralainen velvollinen lunastamaan kaikki vuokraamansa rakennukset yhdella kertaa Vuokra-ja yhteistoimintasopimuksen aika-ja muita maarayksia noudattaen.

7.  Muut maaraykset
-------------------
                       Tahan lisasopimukseen sovelletaan soveltuvin osin Vuokra-ja yhteistoimintasopimuksen maaraykset, niiden joukossa myos valimieslauseke.
                       Tata lisasopimusta on laadittu kaksi yhtapitavaa kappaletta, toinen vuokranantajalle ja toinen vuokralaiselle.
                       Kokemaella, 26 paivana helmikuuta 1981
                       KOKEMAEN KAUPUNGINHALLITUS
                       Kaupunginjohtaja Ilmari Rantanen/Hallintopaallikko Martti Jalkanen

                       SUOMEN POLYSTYREENI TEHDAS OY/
                       FINSKA POLYSTYREN FABRIKEN AB
                       [SIGNATURE]
                       Tommy Kjellman

SUOMEN   POLYSTYREENI   TEHDAS OY


Finska Polystyren Fabriken AB
Puh. 939/60 911 Tel.
Telex 26425 "Styre Sf"

32800 KOKEMAKI

1982-02-16                    Kokemaen kaupunki
                              32800 Kokemaki
Viitteenne   Er ref.

Viiteemme    Var ref.



Lisarakennuksen rakennuskustannukset

Viitaten kirjeeseenne 15.21.1982 ilmoitamme hyvaksyvamme lisasopimuksen II kohdan 4 lopullisiksi kustannuksiksi 287.608 markkaa.

                               KOKEMAEN KAUPUNKI

KAUPUNGINHALLITUS    15.2.1982


SUOMEN POLYSTYREENI TEHDAS OY


LISARAKENNUKSEN RAKENNUSKUSTANNUSTEN HYVAKSYMINEN

Suomen Polystyreeni Tehdas Oy:n ja Kokemaen kaupungin valilla 26.2.1981 allekirjoitetun lisasopimus II kohtaan 4. Kustannukset viitaten ilmoitamme, etta kirjanpitomme mukaan rakennuskustannusten lopullinen maara on kaksisataakahdeksankymmentaseitsemantuhattta kuusisataakahdeksan (287 608) markkaa.

Esitamme, etta Te puolestanne hyvaksyisitte em. kustannukset ja ilmoittasitte siita kaupungille kirjallisesti.


KOKEMAEN KAUPUNGINHALLITUS
Kaupunginjohtaja  Ilmari Rantanen
Hallitopaallikko  Martti Jalkanen

SUBCONTRACT II

1. Parties In City of Kokemaki situated Suomen Polystyreeni Tehdas Oy/Finska ----------- Polystyren Fabriken Ab, hereafter Tenant, and City of Kokemaki, hereafter Lessor.

2.  Basis for Agreement
-----------------------
             This subcontract II is related to the Lease and Cooperation Agreement signed on 2/27/1971, especially to its item 7, Additional buildings and changes.

3.  Subject of Agreement
------------------------
             As per this subcontract, Lessor will build for Tenant's use an extension of office building, as per jointly approved plans and specifications as well as building permit decisions. Construction will be started in April 1981, and the expansion shall be ready by October 31, 1981.

4.  Costs    The final construction cost, estimated as three hundred fifty
---------    thousand marks (FIM 350,000), will be ascertained jointly after the buildings are ready, at the latest three (3) months after the final inspection. The proportional costs referred to in item 7 part 3 of the Lease and cooperation agreement, which do not raise the selling price of the property, are noted to be thirty (30) percent of total construction costs.

5.  Financing and rental fee
----------------------------
             The construction will be financed through a loan, given to Lessor by Keskinainen yhtio Teollisuusvakuutuksen, which at present has a rate of 10.25%.
             On the loan used to finance the costs mentioned in item 4 above, which do not raise the value of the property (30% of total costs), the Tenant will pay to Lessor the interest and installments on the due date of said loan.

             Lessor has the right to collect from Tenant a credit loss reserve commission, stamp tax and a service charge, connected to the aforesaid loan.
             Lessor will collect annual rent for the expansion part, the rent being calculated by multiplying the construction costs which raise the property value by the interest rate of the loan used for financing.
             After the loan is fully paid, rent is calculated using the interest rate in effect at the last installment. As long as the lease agreement is in effect between the parties, Tenant will pay the rent to Lessor on the due date of the loan interest, and after the load is paid, one year after the last due day of the rent.
             If Tenant uses the option mentioned in item 8 of the Lease and Cooperation Agreement, the unpaid portion of the loan payable by Tenant, referred to in the second section of this item, will become due immediately.

6.  Redemption of the factory property
--------------------------------------
             Where applicable, the building which is subject to this subcontract is under the same lease and redemption rules as the buildings mentioned in item 8 (Option rights) of the Lease and Cooperation Agreement. The rules in this agreement along with those in this subcontract are to be interpreted so that Tenant, when using the Option, is obligated to redeem all the buildings rented by Tenant simultaneously, according to the stipulations that concern time and other matters in the Lease and Cooperation Agreement.

7.  Other stipulations
----------------------
             As applicable, this subcontract is subject to the rules in the Lease and Cooperation Agreement, including the arbitration clause. This subcontract has been made in two identical copies, one to Lessor and the other to Tenant.


             Kokemaki on February 26, 1981

             KOKEMAKI CITY COUNCIL
             Mayor Ilmari Rantanen                     [signature] [stamp]
             Administrative Manager Martti Jalkanen    [signature]

             SUOMEN POYSTYREENI TEHDAS OY/
             FINSKA POLYSTYREN FABRIKEN AB

             [signature]
             Tommy Kjellman

                      SUOMEN   POLYSTYREENI      TEHDAS OY

Finska Polystyren Fabriken AB
Tel. 939/60 911
Telex 26425 "Styre Sf"

32800 KOKEMAKI
1982-02-16                       City of Kokemaki
Your reference                   32800 Kokemaki

Our reference

Construction costs of additional building

Referring to your letter of 2/15/1982, we inform you that we agree to FIM 287,608 as the final costs in Subcontract II, item 4.

[illegible stamp]

     349/82
                                CITY OF KOKEMAKI


CITY COUNCIL                          2/15/1982
--------------------------------------------------------------------------------

Suomen Polystyreeni Tehdas Oy



APPROVAL OF CONSTRUCTION COSTS OF ADDITIONAL BUILDING

          Referring to Subcontract II, item 4, signed between Suomen Polystyreeni Tehdas Oy and City of Kokemaki on 2/26/1981, we inform you that according to our records the final sum of construction costs is two hundred eighty-seven thousand six hundred eight marks (FIM 287,608).
          We present that You, on your behalf, accept these costs and inform the City accordingly in writing.

          KOKEMAKI CITY COUNCIL
          Mayor Ilmari Rantanen                   [signature]
          Administrative Manager Martti Jalkanen  [signature]

LISASOPIMUS III

1.  Sopijapuolet  Kokemaen kaupungissa kotipaikan omaava Suomen Polystyreeni
    ------------
                  Tehdas Oy/Finska Polystyren Fabriken Ab, alempana sanottu vuokralaiseksi, seka Kokemaen kaupunki, alempana sanottu vuokranantajaksi.

2.  Sopimuksen peruste
    ------------------
                  Tama lisasopimus III liittyy sopijapuolten kesken 27.2.1971 allekirjoitettuun Vuokra- ja yhteistoimintasopimukseen, erityisesti sen kohtaan 7. Lisarakennukset ja muutokset.


3.  Sopimuksen kohde
    ----------------
                  Taman lisasopimuksen puitteissa vuokranantaja rakennuttaa vuokralaisen kayttoon lisarakennukset (trukkitalli ja peroksidivarasto) edella mainitussa vuokra ja-yhteistoimitasopimuksessa mainitulle tontille vuokralaisen hankkimien piirustusten, jotka on oheistettu liiteeksi, ja tyoselitysten seka rakennuslupapaatoksen mukaisesti. Lisarakennusten tulee valmistua ja olla luovutettu vuokralaisen kayttoon 1.1.1986.

4.  Kustannukset  Rakennuskustannusten, jotka on arvioitu
    ------------
                  sadaksiseitsemaksikymmeneksituhanneksi (170 000) markaksi, lopullinen maara todetaan yhteisesti rakennusten valmistuttua viimestaan kolmen (3) kuukauden kuluttua lopputarkastuksesta.

5.  Rahoitus ja vuokra
    ------------------
                  Vuokra- ja yhteistoimintasopimuksen 7. kohdassa vahvistettuja periaateita noudattaen hoidetaan rahoitus seuravasti:
                  Rakennuskustannukset, joiden kokonaismaaran sopijapuolet puolin ja toisin toteavat 4. kohdassa sanotulla tavalla, maksetaan vuokralaisen hankkimilla ja vuokranantajalle luovuttamilla varoilla, jotka kirjataan vuokranantajan velaksi vuokraaajlle yhta pitkaksi aikaa kuin vuokrasuhde alempana

                  7. Kohdassa mainitut maaraykset huomioonottaen kestaa.

                  Talle velalle lasketaan kuuden (6) prosentin korko 1.1.1986 alkaen. Vuokranantaja perii puheena olevasta laajennuksesta vuosittain vuokraa, joka on kuusi (6) prosenttia rakennuskustannuksista. Niin kauan, kun sopijapuolten valinen vuokrasuhde jatkuu, vuokralainen suorittaa vuokranantajalle koron eraantymispaivana vuokrana edella mainitun maaran.

                  Lainan paaoman edellytetaan eraantyvan maksettavaksi vuokralaisen lunastaessa taman sopimuksen kohteena olevan lisarakennuksen siten kun alempana 7. kohdassa mainitaan, jolloin rakennuksen kauppahinta kuittautuu lainan maaraa vastaan. Ellei lunastus toteudu, eraytyy laina lunsastusajan paattyessa.

6.  Tehdaskiinteiston lunastaminen
----------------------------------
                  Taman lisasopimuksen kohteena olevat rakennukset ovat soveltuvin osin samojen vuokra- ja lunastussaantojen alainen kuin Vuokra- ja yhteistoimintasopimuksen 8. kohdassa (Optio-oikeus) mainitut rakennukset. Viimeiksimainitun sopimuksen ja taman lisasopimuksen maaraykset on tulkittava siten, etta lunastusoikeutta harjoitettaessa on vuokralainen velvollinen lunastamaan kaikki vuokraamansa rakennukset yhdella kertaa Vuokra- ja yhteistoimintasopimuksen aika- ja muita maarayksia noudattaen.

7.  Muut maaraykset
-------------------
                  Tahan lisasopimukseen sovelletaan soveltuvin osin Vuokra- ja yhteistoimintasopimuksen maaraykset, niiden joukossa myos valimieslauseke.

                  Tata lisasopimusta on laadittu kaksi yhtapitavaa kappaletta, toinen vuokranantajalle ja toinen vuokralaiselle.

                  Kokemaella, 13 paivana elokuuta 1985
                  KOKEMAEN KAUPUNGINHALLITUS
                  Kaupunginjohtaja  Ilmari Rantanen
                  Kansliasihteeri  Tauno Makinen

                        SUOMEN POLYSTYREENI TEHDAS OY

                        Johataja              Heimo Kivetela

                        Konttoripaallikko     Olli Seikkinen



                        Todistavat:

          Trukkitallin ja peroksidivaraston rakennuskustannukset
          ------------------------------------------------------

          Todettiin Lisasopimus III, 4. pykalan mukaisesti trukkitallin ja peroksidivaraston rakennuskustannuksiksi yhteensa 227.629,16.



          Kokmaella tammikuun 29 paivana 1986

    Kokemaen kaupunki          Suomen Polystyreeni Tehdas OY

       SUBCONTRACT III

1.  Parties     In City of Kokemaki situated Suomen Polystyreeni Tehdas Oy/
-----------     Finska Polystyren Fabriken Ab, hereafter Tenant, and City of
                Kokemaki, hereafter Lessor.

2.  Basis for Agreement
-----------------------
                This subcontract III is related to the Lease and Cooperation Agreement signed on 2/27/1971, especially to its item 7, Additional buildings and changes.

3.  Subject of Agreement
------------------------
                As per this subcontract, Lessor will build for Tenant's use additional buildings (forklift garage and peroxide warehouse) on the property mentioned in the previous Lease and Cooperation Agreement, as per Tenant's plans, which are attached, and specifications as well as building permit decisions. The additional buildings must be ready and released to Tenant's use by 1/1/1986.

4.  Costs       The final construction cost, estimated as one hundred seventy
---------       thousand marks (FIM 170,000), will be ascertained jointly after the buildings are ready, at the latest three (3) months after the final inspection.

5.  Financing and rental fee
----------------------------
                 Conforming to the principles confirmed in item 7 of the Lease and Cooperation Agreement, the buildings will be financed as follows:
                 The building costs, whose total amount the parties to this agreement will mutually ascertain as stated in item 4, are paid with funds that the Tenant will procure and transfer to Lessor's use, said funds being recorded as Lessor's debt to Tenant as long as the lease agreement is in effect, according to the stipulations in item 7 below.

                 The interest on this debt is calculated at six (6) percent starting on 1/1/1986. Lessor will collect annual rent on said expansion, the lease amount being six (6) percent of the construction costs. While the lease agreement between the parties remains in effect, Tenant will pay Lessor the previously mentioned amount as rent on the interest due date.

                 The principal of the loan is expected to fall due when Tenant redeems the additional building referred to in this contract, as mentioned in item 7 below, at which time the sale price of the building is set off against the amount of the loan. If redemption does not take place, the loan falls due at redemption due date.

6.  Redemption of the factory property
--------------------------------------
                 Where applicable, the building which is subject to this subcontract is under the same lease and redemption rules as the buildings mentioned in item 8 (Option rights) of the Lease and Cooperation Agreement. The rules in this agreement along with those in this subcontract are to be interpreted so that Tenant, when using the Option, is obligated to redeem all the buildings rented by Tenant simultaneously, according to the stipulations that concern time and other matters in the Lease and Cooperation Agreement.

7.  Other stipulations
----------------------
                 As applicable, this subcontract is subject to the rules in the Lease and Cooperation Agreement, including the arbitration clause.

                 This subcontract has been made in two identical copies, one to Lessor and the other Tenant.

                 Kokemaki on August 13, 1985
                 KOKEMAKI CITY COUNCIL
                 Mayor                          Martti Jalkanen  [signature]
                 Council Secretary  Tauno Makinen  [signature]
                 [stamp]

SUOMEN POLYSTYREENI TEHDAS OY

Director           Heimo Kivetela       [signature]
Office Manager     Oili Seikkinen       [signature]

Witnessed by:
[signatures]

          Construction costs of forklift garage and peroxide warehouse
          ------------------------------------------------------------
          According to Subcontract III, item 4, construction costs of forklift garage and peroxide warehouse were ascertained as 227,629.16.


          Kokemaki on January 29, 1986


          City of Kokemaki    Suomen Polystyreeni Tehdas OY
          [signatures]        [signatures]

NESTE


Lakiasiainosasto

Toni Huopalainen       29.12.1987


Kokemaen kaupungille


Vuokrasopimuksen siirto

               Pyynnosta ilmoitamme etta Suomen Polystyreeni Tehdas Oy:n Kokemaen kaupungin kanssa on 27.2.1971 solmimamme Vuokra- ja yhteistoimintasopimus, jota on taydennety ja muutettu Lisasopimuksella I (13.10.1976), Lisasopimuksella II (26.2.1981) ja lisasopimuksella III (13.8.1985), on yhtion selvitysmiesten toimesta sirretty Neste Oy:lle 28.12.1987 kaikkine oikeuksineen ja velvoitteineen. Neste Oy jatkaa 1.1.1988 lahtien kemian teollisuuden harhoittamista kiinteistolla.


               Espoossa, 29.12.1987



               Toni Huopalainen

               Yhtion lakimies

NESTE
Legal department                            [signatures]
Toni Huopalainen                            12/29/1987

To City of Kokemaki              [stamp:] Kokemaki City Council
                                    Arrival date [handwritten:] 12/30/87
                                    Handling [illegible]
                                    Ref/Archival 78938

TRANSFER OF LEASE AGREEMENT

          As requested, we inform that the Lease and Cooperation Agreement of 2/27/1971 between Suomen Polystyreeni Tehdas Oy and City of Kokemaki, which has been added to and amended with Subcontract I (10/13/1976), Subcontract II (2/26/1981) and Subcontract III (8/13/1985), has been transferred by the company's executors to Neste Oy on 12/28/1987 with all its rights and obligations. Starting on 1/1/1988, Neste Oy will carry on chemical industry operations on this property.

          In Espoo on December 29, 1987


          [signature]
          Toni Huopalainen
          Company lawyer

VUOKRASOPIMUS

               Talla vuokrasopimuksella vuokraa Kokemaen kaupunki, jaljempana kaupunki, omistamansa varastorakennuksen, kylmaa varastotilaa 970m2, Neste Oy:lle. Varasto sijaitsee Peipohjan kaupunginosan 103 korttelissa 43 tontilla 1.

               Vuokraehdot ovat seuraavat:

               1. Vuokra-aika alkaa 15.4.1994 jatkuen toistaiseksi 3 kuukauden molemminpuolisella irtisanomusajalla.

               2. Vuokran suuruus in 5000 mk kuukaudessa, joka maksetaan
                  kaupungin tilille PSP 800014-401049 kunkin kalenterikuukauden
                  25. paivaan mennessa ilman eri laskua. Vuokraan sisaltyy valaistussahko.

               3. Kaupunki huolehtii rakennuksen palovakuutuksesta.  Neste Oy vakuutta varastoitavat tuotteet.

               4. Kaupunki huolehtii piha-alueen aurauksesta.

               Tata vuokrasopimusta on tehty kaksi samanlaista kappaletta, yksi kaupungille ja yksi Neste Oy:lle.

               Kokemaki 15.4.1994

               KOKEMAEN KAUPUNKI      NESTE OY
               Martti Jalkanen

               Kaupunginjohtaja
               Terttu Maattanen
               Kaupunginsihteeri

TONTTI I



TONTTI II

LEASE AGREEMENT

With this lease agreement, City of Kokemaki, hereafter City, rents a warehouse building, 970 m/2/ of cold warehouse space, owned by City, to Neste Oy. The warehouse is situated in Peipohja city section 103, block 43, lot 1.

Lease terms are as follows:

1. Lease period begins 4/15/1994 and continues until further notice, with 3 months mutual term of giving notice.
2. The rent is FIM 5,000 per month, payable to City's account PSP 800014-401049 by the 25th day of each calendar month, without separate invoice.
   The rent includes electricity for lighting.
3. City will be responsible for fire insurance. Neste Oy will insure warehoused products.
4. City will be responsible for snow plowing of the yard area.

This Lease Agreement has been made in two identical copies, one to City and the other to Neste Oy.

Kokemaki  4/15/1994

CITY OF KOKEMAKI      NESTE OY

[signature]         [signatures]
Martti Jalkanen
Mayor

[signature]
Terttu Maattanen
City Secretary

LOT I



LOT II

[MAP]

Kayttooikeuden rajoitus                    Limitation of right to use
Oy W. Rosenlew Ab:n voimansiirtolaitteita  for Oy W. Rosenlew Ab transmission
varten                                     equipment
NYKYINEN                                   CURRENT
                                           NEW BUILDING
TEKNISEN TSTON VARASTO                     TECHNICAL OFFICE WAREHOUSE
UUSI LIIKENNEALUE                          NEW TRAFFIC AREA
SORA                                       GRAVEL
NURMI                                      LAWN
MAARAK URAKKAR                             CONTRACT FOR GROUNDWORK
                                           PREPARATION.
PUHDISTAMONTIE                             (name of street)

[MAP]

Monikulmiopisteet                      Polygon points
                                       1040     571420,22
                                       1046     571614,66
                                       1469     570826,99
                                       1479     570908,82
Jateveden puhdistamo                   Waste water treatment
MITTAKAAVA                             SCALE    1:500

VUOKRASOPIMUS II                                                 LEASE AGREEMENT

Sopijapuolet        Kokemaen kaupunki, alempana sanottu vuokranantajaksi, ja

                    Espoon kaupungissa kotipaikan omaava Neste Oy -niminen osakeyhtio, alempana sanottu vuokralaiseksi.

                    Vuokralaiselle on 28.12.1987 sirretty kaikki oikeudet je velvollisuudet, jotka olivat Kokemaella kotipaikan omaavalla Suomen Polystyreeni Tehdas Oy:lla vuokranantajan kanssa tehtyihin seuraaviin sopimuksiin perustuen:

                          Vuokra- ja yhteistoimintasopimus 27.2.1971 taydennetty ja muutettu
                          Lisasopimuksella I (13.10.1976)
                          Lisasopimuksella II (26.2.1981) ja
                          Lisasopimuksella III (13.8.1985)

Sopimuksen peruste

                    Tama vuokrasopimus II liitty sopijapuolten kesken 27.2.1971 allekirjoitettuun vuokra- ja yhteistoimintasopimukseen, erityisesti sen kohtaan 7 (lisarakennukset ja muutokset).

Sopimuksen kohde    Taman vuokrasopimuksen puitteissa rakennuttaa vuokranantaja omistamalleen tontille nro 1 Peipohjan 103 kaupunginosan korttelissa 43 varastorakennuksen, jonka vuokralainen vuokraa kayttoonsa. Kylman varastorakennuksen, jonka koko on ulkoseinien ulkopintojen mukaan laskettuna 42,0 m x 24,3 m eli 1020 m2 ja vapaa korkeus vahitaan 5m. Varastorakennuksen sijainti ilmenee tarkemmin liitteena olevasta asemapiirroksesta.

                    Rakennuksen, jonka piirustukset hyvaksytaan yhteiseti ennen rakennusluvan hakemista, runko tehdaan teraksesta ja seinat puusta. Asemapiirrokseen on pistekatkoviivalla rajattu tontista alue, jonka vuokralainen saa hallintaansa rakennuksen kayttoa varten.

                    Rakennus luovutetaan vuokralaisen hallintaan 31.12.1996.

Kustannukset        Vuokranantaja rakennutta rakennuksen omalla kustannuksellaan ja huolehtii sen vakuutamisesta.

Vuokra-aika         Vuokralainen vuokraa rakennuksen kymmeneksi (10) vuodeksi.
                    Vuokra-aika alkaa 1.1.1997 ja paattyy 31.12.2006. Vuokra-aika jatkuu vuoden kerrallaan taman jalkeen ellei irtisanomista toimiteta kolme (3) kuukautta ennen vuokra-ajan paattymista.

Vuokran suuruus ja maksu

                    Vuokran suuruus in seitseman markkaa viisikymmenta pennia (7,50)neliometrilta eli yhteensa seitsemantuhatta kuusisataaviisikymmenta (7.650) markkaa kuukaudessa lisattyna kulloinin voimassa olevalla arvonlisaverolla.

                    Vuokra sidotaan rakennuskustannusindeksiin siten, etta vertailuindeksina kaytetaan vuoden 1996 heinakuun indeksilukua ja vuokran tarkistus tapahtuu kerran vuodessa tammikuussa vertaaamalla edellisen heinakuun indeksilukua ja muutamtalla vuokraa naiden suhteessa. Ensimmainen tarkistus tapahtuu vuoden 1998 tammikuussa.


                    Vuokra maksetaan kuukausittain vuokranantajan tilille 15 paivaan mennessa. Eraantyneelle, maksamattomalle vuokralle lasketaan viivastyskorko, jonka suuruus in Suomen Pankin vuosittain tarkoitusta varten vahvistama viitekorko lisattyna seitsemalla (7) prosenttiyksikolla.

Muut maaraykset     Tahan vuokrasopimukseen sovelletaan soveltuvin osin vuokra-
                    ja yhteistoimintasopimuksen maarayksia, ei kuitenkaa valimieslauseketta. Sopimusta koskevat erimielisyydet ratkaistaan Kokemaen karajaoikeudessa.


Tata vuokrasopimusta II on laadittu kaksi yhtapitavaa kappaletta, toinen vuokranantajalle ja toinen vuokralaiselle.


Paivaykset ja allekirjoitukset


Kokemaki 26.9.1996


KOKEMAEN KAUPUNGINHALLITUS

Kaupunginjohtaja              Martti Jalkanen

Kaupunginsihteeri      Terttu Maattanen


Todistavat:

                                                                 Lease Agreement

LEASE AGREEMENT II

Parties to agreement    City of Kokemaki, hereafter Lessor, and in City of Espoo
                        situated Neste Oy company, hereafter Tenant.

                        On 12/28/1987 Tenant has assumed all rights and duties that previously belonged to in Kokemaki situated Suomen Polystyreeni Tehdas Oy, based on following agreements made with Lessor:

                             Lease and Cooperation Agreement 2/27/1971, added to and amended with Subcontract I (10/13/1976), with Subcontract II (2/26/1981) and with Subcontract III (8/13/1985)

Basis for Agreement
                        This subcontract II is related to the Lease and Cooperation Agreement signed on 2/27/1971, especially to its item 7 (Additional buildings and changes).

Subject of Agreement    As per this subcontract, Lessor will build on Lessor's
                        property, lot #1 in Peipohja city section's block 43, a
                                            -----------------------------------
                        warehouse building, which Tenant will lease for Tenant's
                        ------------------
                        own use. The cold warehouse building measures from outside walls 42.0 m x 24.3 m, making 1020 m/2/, with free height at least 5 m. A more detailed location of the warehouse building is shown in attached layout drawing. The frame of the building, whose specifications are to be agreed on jointly before applying for building permits, will be constructed of steel, and the walls will be constructed of wood. The layout drawing is marked with dotted lines to denote the property area which Tenant will occupy for use of the building.
                        The building will be transferred to Tenant on 12/31/1996.

Costs Lessor will have the building built at Lessor's cost and will be responsible for insuring the building.

Lease period            Tenant will lease the building for a period of ten (10)
                        years. The lease period begins on 1/1/1997 and ends on 12/31/2006. The lease period will continue one year at a time thereafter, unless the lease is terminated three
                        (3) months before end of lease period.

Rental amount and payment
                        The rental amount is seven marks fifty pennies (FIM 7.50) per square meter, which makes seven thousand six hundred fifty marks (FIM 7,650) per month, plus current value added tax.
                        The rent will be tied to the construction cost index with comparison index based on 1996 July index, and the verification of rent is made once a year in January by comparing the previous July index with the comparison amount and changing the rent in proportion. The first verification will be made in January 1998.
                        The rent will be paid monthly on Lessor's account by the 15th of the month. Unpaid rent due will be assessed a late fee, which is based on the reference rate confirmed annually by Finland's Bank added by seven (7) percent units.

Other stipulations      As applicable, this lease agreement is subject to the
                        rules in the Lease and Cooperation Agreement, but not including the arbitration clause. Differences concerning the agreement will be handled in Kokemaki jurisdictional assizes.

                        This Lease Agreement II has been made in two identical copies, one to Lessor and one to the other Tenant.

Dates and signatures
                        [signatures]



                        Kokemaki 9/26/1996

                        KOKEMAKI CITY COUNCIL
                        Mayor               Martti Jalkanen   [signature]
                        City Secretary      Terttu Maattanen  [signature]

                        Witnessed by:
                        [signatures]